UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2022

FORTRESS CAPITAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39887	98-1554815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas
45th Floor
New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	FCAX.U	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	FCAX	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FCAX WS	New York Stock Exchange

☒
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2022, Michael Nierenberg resigned from his roles as Chief Executive Officer of Fortress Capital Acquisition Corp. (the “Company”) and Chairman of the Company’s Board of Directors (the “Board”), effective immediately. Mr. Nierenberg’s resignation was due to his resignation from his roles at Fortress Investment Group LLC and its affiliates (“Fortress”) in connection with his employment with New Residential Investment Corp. (NYSE: NRZ), and was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

On June 21, 2022, the Board appointed Daniel N. Bass, the Company’s current Chief Financial Officer, to also serve as the Chief Executive Officer of the Company and the Chairman of the Company’s Board, effective immediately.

Mr. Bass has served as the Company’s Chief Financial Officer since September 2020. Mr. Bass also serves as Chief Financial Officer of Fortress since 2003, leading the firm’s finance, accounting, tax, corporate real estate, information technology, HR and corporate development functions. Mr. Bass has also served as the Chief Financial Officer of Fortress Value Acquisition Corp. from its inception in January 2020 until the consummation of its business combination in November 2020, as the Chief Financial Officer of Fortress Value Acquisition Corp. II from its inception in June 2020 until the consummation of its business combination in June 2021, as the Chief Financial Officer of FVAC III since its inception in August 2020 and as the Chief Financial Officer of FVAC IV since its inception in October 2020. Mr. Bass received both a B.S. and a Masters in Accounting from Florida State University.

The selection of Mr. Bass to serve as the Company’s Chief Executive Officer and Chairman of the Board was not pursuant to any arrangement or understanding with any other person. There are no family relationships between Mr. Bass and any director or executive officer of the Company, and there are no transactions between Mr. Bass and the Company that would be required to be reported under item 404(a) of Regulation S-K.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Capital Acquisition Corp.

Date: June 21, 2022	By:	/s/ Daniel N. Bass
	Name:	Daniel N. Bass
	Title:	Chief Executive Officer and Chief Financial Officer